Exhibit 10.13

This exhibit is divided into two sections. The first section (Exhibit 10.13, Section 1) is applicable to Executive Leadership Group (“ELG”) members receiving an ELG Restricted Stock Unit Retention Award on or after October 15, 2013. Such ELG members will not be eligible for the 2.5 times base salary ELG separation benefit. The second section (Exhibit 10.13, Section 2) is applicable to ELG members who received an ELG Restricted Stock Unit Award prior to October 15, 2013.

Exhibit 10.13, Section 1

LONG-TERM INCENTIVE PLAN AWARD
EXECUTIVE LEADERSHIP GROUP RESTRICTED STOCK UNIT RETENTION AWARD

Date of Grant:	Vesting Date:	Satisfaction of criteria specified in the Schedule of Terms following a minimum of 3 years of ELG service.
Stock Units Awarded:	Price at Grant:

The award shown in this statement is nontransferable and is subject to the terms and conditions of the 2005 United Technologies Corporation Long-Term Incentive Plan, as amended and restated on April 13, 2011.

PLEASE SIGN AND DATE PORTION BELOW THE PERFORATION AND RETURN IT IN THE ENVELOPE PROVIDED

LONG-TERM INCENTIVE PLAN AWARD
EXECUTIVE LEADERSHIP GROUP RESTRICTED STOCK UNIT RETENTION AWARD

Date of Grant:	Vesting Date:	Satisfaction of criteria specified in the Schedule of Terms following a minimum of 3 years of ELG service.
Stock Units Awarded:	Price at Grant:
The award shown in this statement is nontransferable and is subject to the terms and conditions of the 2005 United Technologies Corporation Long-Term Incentive Plan, as amended and restated on April 13, 2011.

I acknowledge receipt of this ELG Restricted Stock Unit Retention Award and the Schedule of Terms describing my Award. I accept this Award subject to such Schedule of Terms, the 2005 United Technologies Corporation Long-Term Incentive Plan, as amended and restated on April 13, 2011, and the terms and conditions of the Executive Leadership Group (“ELG”) Program, including all covenants set forth in the Schedule of Terms, the ELG Agreement and ELG program materials.

Please sign this statement and return it in the envelope provided to:
STOCK PLAN ADMINISTRATOR UNITED TECHNOLOGIES CORPORATION UNITED TECHNOLOGIES BUILDING, MS 525 HARTFORD, CONNECTICUT 06101

Signed	Date

LONG-TERM INCENTIVE PLAN AWARD
EXECUTIVE LEADERSHIP GROUP RESTRICTED STOCK UNIT RETENTION AWARD
AMENDMENT 1

Date of Original Grant:	Vesting Date:	Satisfaction of criteria as specified in the revised October 2013 Schedule of Terms.

Stock Units Awarded:	Price at Original Grant:

The award shown in this statement is nontransferable and is subject to the terms and conditions of the 2005 United Technologies Corporation Long-Term Incentive Plan, as amended and restated on April 13, 2011.

I hereby accept and agree to the amendment of the terms and conditions of the Executive Leadership Group (“ELG”) Restricted Stock Unit Retention Award (“Award”) originally granted on DATE] as set forth in the revised October 2013 Schedule of Terms (the “Amended Schedule of Terms”), which modifies the vesting of the Award to provide that:

•
Restricted Stock Units (“RSUs”) vest upon Qualifying Separation from the Company with completion of at least three years of service as a member of the ELG. “Qualifying Separation” means and includes a Mutually Agreeable Termination, a Change-in-Control Termination or retirement at age 62 or later, as further defined in the Amended Schedule of Terms.

•	RSUs will no longer be subject to forfeiture in the event of death or total and permanent disability.

I acknowledge and accept this Award subject to the 2005 United Technologies Corporation Long-Term Incentive Plan, as amended and restated on April 13, 2011, and the terms and conditions of the Executive Leadership Group Program, including all covenants set forth in the Amended Schedule of Terms, the ELG Agreement and ELG program materials (as amended from time to time).

Please sign this statement and return it in the envelope provided to:
STOCK PLAN ADMINISTRATOR UNITED TECHNOLOGIES CORPORATION UNITED TECHNOLOGIES BUILDING, MS 525 HARTFORD, CONNECTICUT 06101

Signed	Date

Exhibit 10.13, Section 2

LONG-TERM INCENTIVE PLAN AWARD
EXECUTIVE LEADERSHIP GROUP RESTRICTED STOCK UNIT RETENTION AWARD

Date of Grant:	Vesting Date:	The retirement date from the Corporation on or after age 62 with a minimum of 3 years of ELG service.
Restricted Share Units Awarded:	Grant Price:
The award shown in this statement is nontransferable and is subject to the terms and conditions of the 2005 United Technologies Corporation Long Term Incentive Plan.

PLEASE SIGN AND DATE PORTION BELOW THE PERFORATION AND RETURN IT IN THE ENVELOPE PROVIDED

LONG-TERM INCENTIVE PLAN AWARD
EXECUTIVE LEADERSHIP GROUP RESTRICTED STOCK UNIT RETENTION AWARD

Date of Grant:	Vesting Date:	The retirement date from the Corporation on or after age 62 with a minimum of 3 years of ELG service.
Restricted Share Units Awarded:	Grant Price:
The award shown in this statement is nontransferable and is subject to the terms and conditions of the 2005 United Technologies Corporation Long Term Incentive Plan.

Please sign this form and return it in the enclosed envelope to:
PROGRAM ADMINISTRATOR - STOCK OPTIONS UNITED TECHNOLOGIES CORPORATION UNITED TECHNOLOGIES BUILDING, MS 504 HARTFORD, CONNECTICUT 06101
I acknowledge receipt of this ELG Restricted Share Unit Retention Award and the attached Schedule of Terms describing my Award. I accept this Award subject to such Schedule of Terms, the 2005 United Technologies Corporation Long Term Incentive Plan and the terms and conditions of the Executive Leadership Group Program, including the covenants set forth in the Schedule of Terms.

Signed	Date